Exhibit 10.3

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Termination Agreement”) is entered into as of August 14, 2024 (the “Effective Date”)by and between MountainSeed Real Estate Services, LLC, a Georgia limited liability company (“MountainSeed”), and Plumas Bank, a California corporation (“Company”). Each of MountainSeed and Company may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

A.    MountainSeed and Company are parties to that certain Agreement for Purchase and Sale of Property dated January 19, 2024, as amended by that certain First Amendment to Agreement for Purchase and Sale of Property dated March 14, 2024 (as amended, the “Existing Agreement”). All initially capitalized terms used by otherwise defined herein shall have the meanings set forth for such terms in the Existing Agreement.

B.    MountainSeed and Company now wish to terminate the Existing Agreement, subject to the terms set forth in this Termination Agreement.

AGREEMENT

1

Termination of Existing Agreement. As of the Effective Date, the Existing Agreement is hereby terminated in its entirety, and the parties to the Existing Agreement shall no further rights or obligations thereunder, except for those which expressly survive any termination of the Existing Agreement.

2	Deposit. The Parties acknowledge and agree that Company is entitled to retain the Deposit and MountainSeed hereby authorizes Escrow Agent to disburse the Deposit to Company.

3

Mutual Release.  Each Party releases and forever discharges the other Party and all of its employees, agents, successors, assigns, legal representatives, affiliates, directors and officers from and against any and all actions, claims, suits, demands, payment obligations or other obligations or liabilities of any nature whatsoever, whether known or unknown, which such Party or any of its employees, agents, successors, assigns, legal representatives, affiliates, directors and officers have had, now have or may in the future have directly or indirectly arising out of (or in connection with) the Existing Agreement, including any activities undertaken pursuant to any of the Existing Agreement.

4	Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

4.1	It has the full right, power and authority to enter into this Termination Agreement and to perform its obligations hereunder.

4.2

The execution of this Termination Agreement by the individual whose signature is set forth at the end of this Termination Agreement on behalf of such Party, and the delivery of this Termination Agreement by such Party, have been duly authorized by all necessary action on the part of such Party.

4.3

This Termination Agreement has been executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

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5

Entire Agreement. This Termination Agreement constitutes the full and accurate understanding and agreement between and among the Parties relating to the entire subject matter and supersedes all prior agreements, representations and understandings of the Parties.

6

Governing Law. This Termination Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Termination Agreement or the negotiation, execution or performance of Termination Agreement, shall be governed by the internal laws of the State of Georgia without regard to any conflicts of law principles.

7

Counterparts & Electronic Signatures. This Termination Agreement may be executed in counterparts, in which event all executed copies taken together or a copy with all of the signature pages attached thereto, shall constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. The electronic transmission of signatures to this Termination Agreement shall be valid, legal and binding on both Parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the day and year first written above.

MOUNTAINSEED:

MOUNTAINSEED REAL ESTATE SERVICES, LLC

By: /s/ Nathan Brown

Name: Nathan Brown

Title: President

COMPANY:

PLUMAS BANK

By: /s/ Richard Belstock

Name: Richard Belstock

Title: CFO

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